UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 21, 2006
Date of Report (Date of earliest event reported)
MSX International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-49821 (Commission File Number)	38-3323099 (IRS Employer Identification No.)
1950 Concept Drive, Warren, Michigan
(Address of principal executive offices)
48091
(Zip Code)
(248) 299-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
     On April 21, 2006, MSX International Netherlands BV, a wholly-owned indirect subsidiary of MSX International, Inc. (the “Company”), sold Satiz S.r.l., a wholly-owned indirect Italian subsidiary of the Company (“Satiz”) to Localfin S.r.l., an Italian company with offices in Via Sant 'Ennodio 1/A, Pavia, Italy (the “Purchaser). The Purchaser paid €1.5 million for Satiz, with the potential for additional payments based on (i) any refunds to Satiz by the Italian Government of certain taxes and (ii) 2007 revenues generated by Satiz.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.
Dated: April 27, 2006
MSX INTERNATIONAL, INC.

By:	/s/ Frederick K. Minturn

Frederick K. Minturn
Executive Vice President and
Chief Financial Officer

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